UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 20, 2019

CIPHERLOC CORPORATION

(Formerly National Scientific Corporation)

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Main St, Suite 100

Buda, TX 78610

(Address of principal executive offices) (Zip Code)

512 772 4245

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 11, 2019 the majority members of the duly appointed Registrant’s Board of Directors, pursuant to its bylaws, removed Tom Wilkinson as the Registrant’s interim CEO and reappointed Michael De La Garza as its CEO. The filing was delayed pending the issuance of a TRO on August 19, 2019 which will be continued to August 29, 2019 to determine whether a temporary injunction against Wilkinson and others should be issued.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Cipherloc Appoints Anthony Ambrose to the Board as Independent Director

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	CipherLoc Corporation

Date: August 20, 2019	By:	/s/ Michael De La Garza
Michael De La Garza
Chief Executive Officer (Principal Executive Officer)